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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 5, 2006

                                 FUEL-TECH N.V.
             (Exact name of registrant as specified in its charter)


          NETHERLANDS ANTILLES          000-2174           N/A
       (State or other jurisdiction     (Commission       (IRS Employer
           of incorporation)            File Number)       Identification No.)


                  FUEL-TECH N.V.                      FUEL TECH, INC.
                  (Registrant)                  (U.S. Operating Subsidiary)
                 CASTORWEG 22-24                   695 E. MAIN STREET
           CURACAO, NETHERLANDS ANTILLES            STAMFORD CT 06901
                (599) 9-461-3754                      (203) 425-9830

          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISION:


       [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         (a) With respect to the appointment and departure of principal officers, on April 6, 2006 the Registrant issued the press release attached to this Report as Exhibit 99.1 to report (i) the election of Michael P. Maley, as Senior Vice President, International Business Development and Project Execution of the Registrant's wholly owned operating subsidiary, Fuel Tech, Inc. at a meeting of the Board of Directors of the Registrant on April 5, 2006, and (ii) the retirement of Steven C. Argabright, Vice Chairman, International, anticipated to be on or about April 30, 2006.

         (b) There is no family relationship between Mr. Maley and any director, executive officer, or person nominated or chosen by the Registrant to become a director or executive officer.

         (c) From 2001 until 2005 Mr. Maley was President and Chief Operating Officer of Alliant Energy Generation, of Alliant Energy. From 1998 until 2001 Mr. Maley was Vice President of Business Development of Calpine Corporation, also a power generating company. He was Vice President of Project Development of Cogentrix Energy LLC from 1992 until 1998.

         (d) As compensation from Fuel Tech, Inc., Mr. Maley will receive an annual base salary of $250,000, a Target Participation Percentage of 40% of Base Salary in the Registrant's Management Incentive Plan, a non-qualified stock option grant to acquire 50,000 shares of the Registrant's common stock at an exercise price of $16.45 per share, and participation in the benefit and welfare programs offered by Fuel Tech, Inc. to its officers from time to time.

SECTION 9 - - FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1 Press Release of April 6, 2006 issued by Fuel-Tech N.V.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: April 7, 2006                   By:   /s/ C. W. Grinnell
                                            ------------------
                                            Charles W. Grinnell
                                            Vice President, General Counsel
                                            and Corporate Secretary